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LCI INDUSTRIES

lippertcomponents.com

› Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, employee benefits, employee retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, and in the Company's subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

LCI INDUSTRIES

passionate about

winning

team play with trust

honesty • integrity • candor

caring about

people

positive attitude

LCI INDUSTRIES

› Financial Performance



Net Sales
OEM net sales
Aftermarket net sales
EBITDA(1)
EBITDA
Net Sales and EBITDA (in millions)
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$300
$250
$200
$150
$100
$50
$0
$573
$542
$31
$681
$651
$30
$901
$866
$35
$1,016
$977
$39
$1,191
$1,127
$64
$1,403
$1,300
$103
$1,679
$1,548
$131
$1,861
$1,713
$148
2010
2011
2012
2013
2014
2015
2016
LTM 6/17

(1) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

LCI INDUSTRIES

Sales by Market

($ in millions)	2010	2011	2012	2013	2014	2015	2016	LTM Q217
OEM Towable	$427	$503	$660	$725	$836	$932	$1,082	$1,189
Year over year growth		18%	31%	10%	15%	11%	16%	19%
OEM Motorhome	17	16	30	48	70	87	116	133
Year over year growth		-4%	86%	59%	47%	23%	34%	30%
OEM Adjacent Industries	96	129	171	197	208	268	322	348
Year over year growth		34%	32%	15%	6%	29%	20%	14%
Aftermarket	31	30	35	39	64	103	131	148
Year over year growth		-3%	18%	11%	63%	62%	27%	23%
International	2	3	5	7	11	14	28	43
Year over year growth		50%	67%	40%	57%	27%	100%	153%
Total	$573	$681	$901	$1,016	$1,191	$1,403	$1,679	$1,861
Year over year growth		19%	32%	13%	17%	18%	20%	21%

- Furrion sales were over $55M for the LTM Q217
- LTM 2017 percentage growth is compared to LTM 2016.
- Prior periods have been recast to conform to the Company's current reportable segments.

LCI INDUSTRIES

Non-OEM Towable RV Net Sales


CAGR
$800
$700
$600
$500
$400
$300
$200
$100
$0
($ in millions)
$672
27%
$43
$133
37%
$148
27%
$348
22%
$146
$17
$31
$96
2010
LTM 6/17
OEM Adjacent Industries
Aftermarket
OEM RV Motorhome
International

LCI INDUSTRIES

Sales for the year ended December 31, 2010 compared to the last twelve months ended June 30, 2017. Both periods exclude the Company's net sales of components for OEM Towables, which made up 75% and 64% of consolidated net sales, respectively.

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



($ in millions)
$2,015
$1,915
$1,815
$1,715
$1,615
$1,515
$1,415
$1,315
$1,215
$1,115
$1,015
2013
2014
2015
2016
LTM 6/17
(a)
Acquisitions ($205M, 24%) (b)
Organic ($239M, 28%) (c)
Industry ($401M, 48%) (d)

a) Proforma impact of acquisitions completed in 2016 and 2017, assuming each of these had been completed at the beginning of the period ended June 30, 2017.
b) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
c) Organic growth consists primarily of gains in market share, price increases and new product sales.
d) Industry growth represents the increase in industry-wide RV wholesale shipments.

OEM and Aftermarket Industries

LCI INDUSTRIES

› RV Wholesale Shipments



Thousands of Units
500
450
400
350
300
250
200
150
100
50
-
1980
1985
1990
1995
2000
2005
2010
2015
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
60%
40%
20%
0%
-20%
-40%
-60%
RV Shipments Annual Change
800
700
600
500
400
300
200
100
200
175
150
125
100
75
50
25
0
RV Shipments
Federal Interest Rate
Consumer Confidence
U.S. Monthly Average Truck Production

Charts updated through June 2017.

LCI INDUSTRIES

Market Indicators

Statistics provided by RVIA in 2017.


*Interest Rates
*New Private Housing
*Fuel Prices
*Fuel Availability
*Consumer Sentiment
***Wholesale & Retail Credit Availability
*Wages & Employment
**Car & Light Truck Sales
Dealer Inventories

Sources:
- * U.S. Department of Commerce
- ** U.S. Department of Treasury
- *** Dunn & Bradstreet

› Product Lines & Market Share



AUDIO-VISUAL ELECTRONICS
FURNITURE
5,000 + RV & MARINE PIECES DAILY
APPLIANCES
SHOWERS & SINKS
AWNINGS
700+ AWNINGS DAILY
MATTRESSES
2,800 MATTRESSES DAILY
ELECTRONICS
WINDOWS
22,000 + RV, BUS, & RESIDENTIAL PIECES DAILY
DOORS
2,000+ ENTRY DOORS DAILY
SLIDE-OUT MECHANISMS
3,000 + DAILY
AXLES
3,100 + RV & TRAILER AXLES DAILY
STEPS
TOWABLE RV CHASSIS
1,300 + DAILY
BAGGAGE DOORS
3,500+ PIECES DAILY
LEVELING
300 + LEVELING SYSTEMS DAILY
SUSPENSION ENHANCEMENTS

LCI INDUSTRIES

› Competitive Advantages

- Product Breadth
  - It would take a competitor substantial investments to be able to manufacture the breadth of products that we have
- Investment into R&D
  - LCI invests more into R&D and facilities than its competitors
- Customer Relationships
  - No competitor can match our customer relationships



› Industry Trends



Millennials Fueling Growth

- 31% of the total US population
- 38% of all campers
- 51% intend to increase the frequency in which they camp
- Willing to try RV's at the same rate as tents
- More apt to camp in groups

LCI INDUSTRIES

Camping Industry

Statistics provided by Kampgrounds of America ("KOA") in 2017.



44%
Active Campers
55.9 million*



60%
Tent Campers
33.5 million



22%
RV Campers
12.3 million



17%
Cabin Campers
9.5 million

66%
Camp Every Year
37.1 million

9%
Camp Every Other Year
4.8 million

25%
Camp Occasionally
14.0 million

* Estimates based on 126 million households. All other (1%) 0.6 million.

Disciplines

Fabric and Woodworking



Electronics and Plastic Forming



Steel and Aluminum Fabrication



Lamination and Glass Fabrication



Steel and Aluminum Welding



Motion-Systems



› 2015 – 2017 Acquisitions[(1)]

($ in millions)	Purchase Price	Historical Sales	Description
EA Technologies	$ 9.2	$ 17	Custom steel and aluminum parts and provider of electro-deposition ('e-coat') and power coating services
Spectal[(2)]	22.3	25	Manufacturer of bus windows and doors
Signature Seating[(2)]	16.0	16	Manufacturer of furniture solutions for fresh water boat manufacturers, primarily pontoon boats
Highwater Furniture	10.0	20	Pontoon furniture manufacturing operation of Highwater Marine, part of the largest manufacturer of pontoon boats in the U.S.
Flair Interiors	8.1	25	Manufacturer of RV furniture and mattresses
Project 2000[(2)]	18.8	14	Italian manufacturer of bed lifts and retractable steps, establishing European footprint
Atwood Seating & Chassis	12.5	30	RV seating and chassis component operation of Atwood Mobile Product, a subsidiary of Dometic Group
SessaKlein[(2)]	8.5	11	Italian manufacturer of rolling stock train windows
Lexington	40.0	60	Manufacturer of marine and RV furniture
Metallarte[(2)]	14.1	12	Italian manufacturer of entry and baggage doors to the European Caravan Industry
Total	$ 159.5	$230	

LCI INDUSTRIES

(1) In July 2015 the Company entered into the Furrion distribution and supply agreement which added approximately $40 million in net sales for the year ended December 31, 2016.
(2) Plus contingent consideration payable based on future sales.

› Expanding Our Growth Potential[1]



Appliances & Electronics(2)
810
Doors, Windows, Mattresses, Furniture and Awnings
500
Travel Trailer Leveling
280
Electronics
140
Chassis and Axles
100
RV Content $1,830
Aftermarket
440
$4.2B
Axles
400
Adjacent $850
Doors, Windows, Mattresses and Furniture
380
Marine Furniture
70
International
1,080

LCI INDUSTRIES

(1) Amounts (in millions) represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets.

(2) Includes products to be released during 2017.

› Content Per New Towable RV

- Approximately 71% of OEM Segment net sales are for Travel Trailer and Fifth-Wheel OEMs
- 100% market share in existing products would yield an estimated $7,400 per Towable RV, 41% penetration
- In 2016, Travel Trailer unit volume is up 14% y/y due in part to an increase of entry-level units
- Growth in RV "features" drives content increases



2001-2016 average content increase = $157 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,713
$2,816
$2,987
$3,022
$3,104
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
LTM 6/17

LCI INDUSTRIES

At industry production levels for the 12 months ended June 2017, each $100 increase in content adds approximately $39 million in sales for LCI.

› Content Per New Motorhome RV

- Approximately 8% of OEM Segment net sales are for Motorhome OEMs
- 100% market share in existing products would yield an estimated $6,000 per Motorhome RV, 35% penetration



2004-2016 average content increase = $165 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,272
$1,602
$1,810
$2,011
$2,072
$330 Increase
$208 Increase
$201 Increase
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
LTM 6/17

LCI INDUSTRIES

At industry production levels for the 12 months ended June 2017, each $100 increase in content adds approximately $6 million in sales for LCI.

Supplemental Schedules

LCI INDUSTRIES

Operating Results

Three Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2017	2016	Change
Net Sales	$ 547.5	$ 440.8	24%
Operating Profit	$ 63.0	$ 59.4	6%
% of Sales	11.5%	13.5%	
Net Income	$ 40.1	$ 37.6	7%
Diluted EPS	$ 1.59	$ 1.51	5%

LCI INDUSTRIES

Operating Results

Six Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2017	2016	Change
Net Sales	$ 1,045.8	$ 863.6	21%
Operating Profit	$ 122.2	$ 115.1	6%
% of Sales	11.7%	13.3%	
Net Income	$ 83.3	$ 73.5	13%
Diluted EPS	$ 3.29	$ 2.96	11%

LCI INDUSTRIES

Results By Segment

Three Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions)	2017	2016	Change
Net Sales:			
OEM Segment	$ 502.8	$ 406.9	24%
Aftermarket Segment	44.7	33.9	32%
Operating Profit:			
OEM Segment	56.4	54.4	4%
Aftermarket Segment	6.6	5.0	32%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	11.2%	13.4%	
Aftermarket Segment	14.8%	14.7%	

LCI INDUSTRIES

› Results By Segment

Six Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions)	2017	2016	Change
Net Sales:			
OEM Segment	$ 964.8	$ 799.6	21%
Aftermarket Segment	81.0	64.1	26%
Operating Profit:			
OEM Segment	110.8	105.1	6%
Aftermarket Segment	11.3	10.1	13%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	11.5%	13.1%	
Aftermarket Segment	14.0%	15.7%	

LCI INDUSTRIES

› Debt Position

FINANCIAL PERFORMANCE

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	-	10(1)	10(1)	1
12/31/13	-	66	66	5
12/31/14	16	-	(16)(1)	107
12/31/15	50	12	(38)(1)	41
12/31/16	50	86	36(2)	49
06/30/17	50	38	(12)(3)	63

(1) On December 20, 2012, January 6, 2014 and April 10, 2015, the Company paid special dividends of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million, $47 million and $48 million, respectively.

(2) On June 17, April 15 and September 2, 2016, the Company paid dividends of $0.30 per share of the Company's Common Stock, or an aggregate of $22 million in total. On December 9, 2016, the Company paid a quarterly dividend of $0.50 per share, or an aggregate of $12.4 million.

(3) On June 2 and March 17, 2017, the Company paid dividends of $0.50 per share of the Company's Common Stock, or an aggregate of $25 million in total.

LCI INDUSTRIES

Cash Flow

($ in millions)

FINANCIAL PERFORMANCE

Significant use of cash items since December 31, 2009	
Acquisitions (28)	$ 366
Capital expenditures	246
Dividends	232
Stock repurchases	2
Total	**$ 846**

LCI INDUSTRIES

Cash Flow

FINANCIAL PERFORMANCE



Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$160
$140
$120
$100
$80
$60
$40
$20
$-
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$5
$3
$63
$65
$22
$10
$33
$42
$74
$50
$24
$37
$78
$1
$32
$45
$73
$85
$5
$33
$47
$83
$149
$107
$42
$107
$118
$41
$29
$48
$95
$203
$128
$49
$45
$34
$119
$63
$31
$25
2009
2010
2011
2012
2013 (1)
2014
2015
2016
YTD 6/17

Operating cash flow from 2009 to present ($ in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

LCI INDUSTRIES

› Balance Sheets

($ in millions)	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	06/17 YTD
Total Assets	$ 374	$ 453	$ 544	$ 623	$ 787	$ 925
Total Debt	-	-	16	50	50	50
Cash & Investments	10	66	-	12	86	38
Stockholders' Equity	284(3)	314(3)	395	439(3)	550(4)	620(5)
Days Sales in A/R(1)	14 days	16 days	15 days	14 days	16 days	22 days
Inventory Turns(2)	7.8 turns	7.9 turns	8.2 turns	6.9 turns	7.5 turns	7.8 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.

(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

(3) After cash dividends of $2.00 per share, paid in December 2012, declared in December 2013 and paid in January 2014, paid in April 2015, or $45 million, $47 million $48 million, respectively.

(4) After cash dividends of $0.30 per share, paid in April, June and September 2016, totaling $22 million and cash dividends of $0.50 per share, paid in December 2016, totaling $12 million.

(5) After cash dividends of $0.50 per share, paid in June and March 2017, totaling $25 million.

LCI INDUSTRIES

› Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	06/30/17
Return on Equity	13%	16%	17%	18%	26%	25%
Return on Assets	10%	12%	12%	12%	18%	17%
Return on Invested Capital[(1)]	22%	28%	26%	25%	41%	39%
Total Debt to Equity	0.00	0.00	0.04	0.11	0.09	0.08
Total Debt to EBITDA[(2)]	0.00	0.00	0.12	0.32	0.22	0.19

LCI INDUSTRIES

(1) ROIC is operating profit over average invested capital (total stockholders equity + indebtedness) – (cash, cash equivalents and short-term investments).
(2) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

› Reconciliation of Net Income to EBITDA

($ in millions)	2010	2011	2012	2013	2014	2015	2016	LTM 6/17
Net Income	$45.4	$30.1	$37.3	$50.1	$62.3	$ 74.3	$129.7	$139.4
Income Taxes	17.1	18.2	20.5	27.8	32.8	40.0	69.5	66.8
Interest Expense	0.3	0.3	0.3	0.4	0.4	1.9	1.7	1.6
Depreciation & Amortization	20.5	20.5	25.7	27.5	32.6	41.6	46.2	49.5
EBITDA	69.1	69.1	83.8	105.8	128.1	157.8	247.0	257.4
Capital Expenditures	24.3	24.3	32.0	32.6	42.5	29.0	44.7	73.5

LCI INDUSTRIES

Reconciliation of Segment Results to Consolidated

($ in millions)	2012	2013	2014	2015	2016	LTM 6/17
Segment Net Sales:						
OEM	$ 865.9	$ 976.5	$ 1,127.0	$ 1,300.1	$ 1,548.1	$ 1,713.3
Aftermarket	35.2	39.1	63.8	103.0	130.8	147.8
Total Net Sales	$ 901.1	$ 1,015.6	$ 1,190.8	$ 1,403.1	$ 1,678.9	$ 1,861.1
Segment Operating Profit:						
OEM	$ 56.1	$ 74.6	$ 88.7	$ 105.2	$ 180.9	$ 186.7
Aftermarket	3.5	5.5	8.7	14.8	20.0	21.2
Total Segment Operating Profit	59.6	80.2	97.4	120.0	200.9	207.9
Severance	-	-	-	(3.7)	-	-
Sale of extrusion assets	-	-	(1.9)	-	-	-
Executive Succession	(1.5)	(1.9)	-	-	-	-
Total Operating Profit	$ 58.1	$ 78.3	$ 95.5	$ 116.3	$ 200.9	$ 207.9

LCI INDUSTRIES

› Stock Price History

- LCI Industries has 24.9 million shares outstanding and a market capitalization of approximately $2.7 billion as of July 31, 2017



$120
$100
$80
$60
$40
$20
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$61
$108
$107
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
7/26/17

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

LCI Industries
Industry Statistics Summary
TOWABLE RECREATIONAL VEHICLES (RV)

TOWABLES [1]	Wholesale Units [3]					Retail Units [4][5]					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-15	23,300	3%	314,400	5%	314,400	11,901	17%	317,115	14%	317,115	11,399	(2,715)	(2,715)
Jan-16	26,200	10%	26,200	10%	316,800	13,414	8%	13,414	8%	318,083	12,786	12,786	(1,283)
Feb-16	30,100	11%	56,300	11%	319,900	18,312	16%	31,726	12%	320,596	11,788	24,574	(696)
Mar-16	34,500	11%	90,800	11%	323,400	31,179	17%	62,905	15%	325,102	3,321	27,895	(1,702)
Apr-16	33,700	4%	124,500	9%	324,600	37,817	9%	100,722	12%	328,225	(4,117)	23,778	(3,625)
May-16	31,700	14%	156,200	10%	328,400	41,909	8%	142,631	11%	331,312	(10,209)	13,569	(2,912)
Jun-16	**33,800**	**19%**	**190,000**	**11%**	**333,700**	**43,068**	**10%**	**185,699**	**11%**	**335,089**	**(9,268)**	**4,301**	**(1,389)**
Jul-16	24,000	4%	214,000	10%	334,700	40,590	8%	226,289	10%	338,256	(16,590)	(12,289)	(3,556)
Aug-16	30,200	34%	244,200	13%	342,400	37,289	11%	263,578	10%	341,842	(7,089)	(19,378)	558
Sep-16	28,200	22%	272,400	14%	347,400	30,862	9%	294,440	10%	344,321	(2,662)	(22,040)	3,079
Oct-16	32,800	15%	305,200	14%	351,700	26,234	14%	320,674	10%	347,551	6,566	(15,474)	4,149
Nov-16	29,600	28%	334,800	15%	358,100	18,165	21%	338,839	11%	350,740	11,435	(4,039)	7,360
Dec-16	27,900	20%	362,700	15%	362,700	13,913	17%	352,752	11%	352,752	13,987	9,948	9,948
Jan-17	28,100	7%	28,100	7%	364,600	16,422	22%	16,422	22%	355,760	11,678	11,678	8,840
Feb-17	33,100	10%	61,200	9%	367,600	21,282	16%	37,704	19%	358,730	11,818	23,496	8,870
Mar-17	40,300	17%	101,500	12%	373,400	35,082	13%	72,786	16%	362,633	5,218	28,714	10,767
Apr-17	36,300	8%	137,800	11%	376,000	42,104	11%	114,890	14%	366,920	(5,804)	22,910	9,080
May-17	38,700	22%	176,500	13%	383,000	47,928	14%	162,818	14%	372,939	(9,228)	13,682	10,061
Jun-17	**40,900**	**21%**	**217,400**	**14%**	**390,100**	**46,383**	**8%**	**209,201**	**13%**	**376,254**	**(5,483)**	**8,199**	**13,846**
Cumulative '07 - '16													1,905
2016			362,700	15%				352,752	11%				9,948
2015			314,400	5%				317,115	14%				(2,715)
2014			298,900	12%				277,345	11%				21,555
2013			268,000	10%				250,785	13%				17,215
2012			242,900	14%				222,777	8%				20,123
2011			212,900	7%				205,961	11%				6,939
2010			199,200	44%				186,010	13%				13,190
2009			138,300	-25%				164,254	-27%				(25,954)
2008			185,100	-29%				226,387	-19%				(41,287)
2007			261,700	-10%				278,809	4%				(17,109)

(1) Towables include Travel Trailers and Fifth-Wheels, which are the company's primary market. Does not include folding campers and truck campers.

(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).

(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.

(5) Retail data does not include Quebec towable data for years prior to 2011 due to the inavailability of the data per Statistical Surveys, Inc. Retail data for Quebec towables is reflected in the retail statistics beginning in January 2011.

LCI INDUSTRIES

LCI Industries
Industry Statistics Summary
MOTORIZED RECREATIONAL VEHICLES (RV)

MOTORIZED [2]	Wholesale Units [3]					Retail Units [4]					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-15	3,800	31%	47,300	8%	47,300	2,207	20%	42,020	15%	42,020	1,593	5,280	5,280
Jan-16	4,300	16%	4,300	16%	47,900	2,436	14%	2,436	14%	42,318	1,864	1,864	5,582
Feb-16	4,800	17%	9,100	17%	48,600	2,854	10%	5,290	12%	42,581	1,946	3,810	6,019
Mar-16	4,900	20%	14,000	18%	49,400	4,265	11%	9,555	11%	42,988	635	4,445	6,412
Apr-16	5,100	13%	19,100	16%	50,000	4,998	6%	14,553	10%	43,290	102	4,547	6,710
May-16	4,800	9%	23,900	15%	50,400	4,938	11%	19,491	10%	43,763	(138)	4,409	6,637
Jun-16	**4,900**	**26%**	**28,800**	**17%**	**51,400**	**4,817**	**8%**	**24,308**	**9%**	**44,119**	**83**	**4,492**	**7,281**
Jul-16	3,500	9%	32,300	16%	51,700	4,599	10%	28,907	10%	44,529	(1,099)	3,393	7,171
Aug-16	4,800	23%	37,100	17%	52,600	4,378	16%	33,285	10%	45,128	422	3,815	7,472
Sep-16	4,500	10%	41,600	16%	53,000	4,256	19%	37,541	11%	45,796	244	4,059	7,204
Oct-16	4,700	12%	46,300	15%	53,500	3,880	17%	41,421	12%	46,350	820	4,879	7,150
Nov-16	4,300	26%	50,600	16%	54,400	2,983	10%	44,404	12%	46,611	1,317	6,196	7,789
Dec-16	4,200	11%	54,800	16%	54,800	2,384	8%	46,788	11%	46,788	1,816	8,012	8,012
Jan-17	4,900	14%	4,900	14%	55,400	2,762	13%	2,762	13%	47,114	2,138	2,138	8,286
Feb-17	5,600	17%	10,500	15%	56,200	3,231	13%	5,993	13%	47,491	2,369	4,507	8,709
Mar-17	5,800	18%	16,300	16%	57,100	5,157	21%	11,150	17%	48,383	643	5,150	8,717
Apr-17	5,100	0%	21,400	12%	57,100	5,767	15%	16,917	16%	49,152	(667)	4,483	7,948
May-17	6,200	29%	27,600	15%	58,500	5,887	19%	22,804	17%	50,101	313	4,796	8,399
Jun-17	**5,200**	**6%**	**32,800**	**14%**	**58,800**	**5,503**	**14%**	**28,307**	**16%**	**50,787**	**(303)**	**4,493**	**8,013**
Cumulative '07 - '16													29,628
2016			54,800	16%				46,788	11%				8,012
2015			47,300	8%				42,020	15%				5,280
2014			43,900	15%				36,477	16%				7,423
2013			38,300	36%				31,519	31%				6,781
2012			28,200	14%				23,979	6%				4,221
2011			24,800	-2%				22,525	1%				2,275
2010			25,200	91%				22,389	8%				2,811
2009			13,200	-53%				20,801	-35%				(7,601)
2008			28,300	-49%				32,239	-37%				(3,939)
2007			55,400	-1%				51,035	-4%				4,365

(2) Motorized includes Class A and Class C motorhomes. Does not include Class B.
(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).
(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.

LCI INDUSTRIES


Market Shift
Share of new light-vehicle buyers by age
50%
40
30
20
10
0
Birth years
1946-1964
1977-1994
1965-1976
Before 1945
1995-2014
2010
'11
'12
'13
'14
'15*
*Through Nov.
Source: J.D. Power
THE WALL STREET JOURNAL.

LCI INDUSTRIES

Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Sidoti & Company**
  - Stephen O'Hara – (212) 894-3329
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206
- **Baird**
  - Craig Kennison – (414) 765-3870
- **Wells Fargo***
  - Marc Torrente – (314) 875-2557

LCI INDUSTRIES

*Planning to initiate coverage in the near future

Appendix



LCI INDUSTRIES

[Watch the video]

Management Team



JASON LIPPERT, CEO
20+ years with LCI Industries



SCOTT MERENESS, PRESIDENT
20+ years with LCI Industries



BRIAN HALL, CFO

- **Average tenure of LCI's members of senior management is 15+ years with the company**

RVs - Industry Wholesale Shipments

(Compared to LCI's Performance)


Industry Units
Approximately 71% of LCI's OEM Segment net sales are for Travel Trailer and 5th Wheel RVs
OEM RV Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
LCI OEM RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2001
257
49
51
157
$108
2002
311
60
55
196
$171
2003
321
62
45
214
$220
2004
370
73
43
254
$348
2005
384
61
42
281
$448
2006
391
56
42
293
$509
2007
353
55
36
262
$492
2008
237
28
24
185
$368
2009
166
15
138
$313
2010
242
25
18
199
$445
2011
252
25
14
213
$520
2012
286
28
15
243
$692
2013
321
38
15
268
$776
2014
357
44
14
299
$912
2015
374
47
13
314
$1,025
2016
431
55
13
363
$1,216
LTM 6/17
461
59
12
390
$1,347
2017 P
472
62
13
397

- Projections for 2017 are the latest published by the RVIA (Summer 2017).
- OEM RV Segment Net Sales for 2009 and prior include an estimated four percent of aftermarket sales.

LCI INDUSTRIES

› RV Market

Towable RVs

(Approximately 71% of LCI's OEM Segment net sales)



87% of industry 2016 unit sales

59% of estimated 2016 wholesale dollar sales, or $10.9 billion
Retail cost $4,000 to $100,000+ per unit. Average about $30,000

Motorhomes

(Approximately 8% of LCI's OEM Segment net sales)



13% of industry 2016 unit sales

41% of estimated 2016 wholesale dollar sales, or $7.6 billion
Retail cost $41,000 to $400,000+ per unit. Average about $140,000

› Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020
- Generation X and Millennials are a source of industry growth mainly in the entry-level market

Shift toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, "greener", & family oriented vacations

LCI INDUSTRIES

› RV Industry Trends



Units
Travel Trailer and 5th Wheel RVs, LCI's primary RV market
Wholesale
Retail
(Units in thousands)
400
350
300
250
200
150
100
50
0
262 279
185 226
138 164
199 186
213 206
243 223
268 251
299 277
314 317
363 350
190 186
217 209
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
YTD 6/16
YTD 6/17
Estimated Dealer Inventory Change
(17)
(41)
(26)
13
7
20
17
22
(3)
13
4
8

- Cumulative dealer inventory change from 2006 to 2016 is estimated to be a net increase of 5, which indicates dealer inventories recently reached pre-recession levels. Industry wholesale production data for travel trailer and fifth-wheel RVs provided by the Recreation Vehicle Industry Association. Industry retail sales data provided by Statistical Surveys, Inc.

LCI INDUSTRIES

Number of U.S. Households that Own an RV
(in Millions)


10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RV Consumer Demographic Profile – 2011.

LCI INDUSTRIES

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about five years on average.

LCI INDUSTRIES

What's Next…

- International RV
- Innovation/R&D
- Aftermarket
- OEM Adjacent Markets
- Acquisitions
- Additional Addressable Market

LCI INDUSTRIES

International RV Markets

- Europe is second to U.S. in unit production
- Acquired Project 2000 in 2016 – European footprint expanding bed-lifts
- Acquired Sessa Klein in 2017 - Train windows providing entry-point for caravan windows
- Acquired Metallarte in 2017 – Entry and compartment doors for the caravan market


INFO
LMC
Meine Welt

LCI INDUSTRIES

Research and Development

Focus on innovation

- Invested over $9 million in 2016
- Development, engineering, product testing
- We have inventors on staff
- Patent protected technology
- Pushing product development collaboratively with our customers
- We are an integral part of our customers' R&D team



Aftermarket Opportunity

- LCI sells more than $1 billion in RV OEM components annually
- Established a strong service department on the supply side
- Dealers rely on us as a key technical resource for them to provide a higher level of satisfaction to customers
- Used RV market is nearly double the size of the new RV market each year
- Higher margins



LCI INDUSTRIES

› OEM Specialty Vehicle / Adjacent Markets

Bus



Heavy Truck



Fleet



Marine



Cargo



Train



LCI INDUSTRIES